UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

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Filed by a Party other than the Registrant   ☒

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☐           Preliminary Proxy Statement

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☐           Definitive Proxy Statement

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☒           Soliciting Material Under Rule 14a-12

USA TECHNOLOGIES, INC.
(Name of Registrant as Specified in Its Charter)

S.A.V.E. PARTNERS IV, LLC
LOCKE PARTNERS I LLC
JOHN S. IOANNOU
AJOY H. KARNA
RODMAN K. REEF
ANDREW SALISBURY
CRAIG W. THOMAS
BRADLEY M. TIRPAK
GEORGE WALLNER
JAMES W. STUCKERT REVOCABLE TRUST U/A DTD 2/10/86 AMENDED & RESTATED 2/7/07
DIANE V. STUCKERT REVOCABLE TRUST U/A DTD 8/7/03
JAMES W. STUCKERT
DIANE V. STUCKERT

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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S.A.V.E. Partners IV, LLC (“SAVE”), together with the other Participants named herein, is filing materials contained in this Schedule 14A with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the election of its slate of director nominees at the 2012 annual meeting of shareholders (the “Annual Meeting”) of USA Technologies, Inc.  SAVE has not yet filed a proxy statement with the SEC with regard to the Annual Meeting.

Item 1: On May 2, 2012, S.A.V.E. Partners IV, LLC issued the following press release:

SHAREHOLDER ADVOCATES FOR VALUE ENHANCEMENT (SAVE)

COMMENTS ON USA TECHNOLOGIES, INC.

THIRD QUARTER RESULTS

GREENWICH, CT, May 2, 2012 – S.A.V.E. Partners IV, LLC, its nominees and certain other shareholders are members of a group (“SAVE”) that collectively owns 3,044,739 shares of common stock of USA Technologies, Inc. (“USAT” or the “Company”) (NASDAQ: USAT), representing approximately 9.3% of the Company’s outstanding shares. Today, SAVE issued the following statement regarding USAT’s announcement of its results for its third quarter of fiscal 2012:

SAVE is deeply concerned with the Company’s third fiscal quarter results, as the Company once again reported operating and overall net losses for the quarter and continues to use significant cash in operations.  In SAVE’s view, these results provide further evidence of the current Board’s inability to realize the Company’s significant potential.  Many shareholders of the Company also appear to have this concern, as USAT’s share price was down over 8.4% on a day when the NASDAQ Composite was generally positive.  In contrast, USAT’s share price increased 4.7% on the day the Company announced SAVE was seeking majority representation on the Board (a day when the NASDAQ Composite was otherwise down).  We believe it is clear that shareholders are demanding and would welcome meaningful change on the Board.

SAVE has nominated seven highly-qualified individuals for election to the Company’s Board of Directors at the 2012 annual meeting of shareholders.  Our nominees are committed to implementing SAVE’s business plan to drive profitability at the Company and maximize shareholder value.  As USAT’s largest shareholder, our interests are closely aligned with all shareholders.

www.SAVEUSAT.com

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CERTAIN INFORMATION CONCERNING PARTICIPANTS

S.A.V.E. Partners IV, LLC (“SAVE”), together with the other participants named herein, intends to make a preliminary filing with the Securities and Exchange Commission (“SEC”) of a proxy statement and an accompanying WHITE proxy card to be used to solicit votes in connection with the solicitation of proxies for the election of individuals to the Board of Directors of USA Technologies, Inc. (the “Company”) at the 2012 annual meeting of shareholders of the Company.

SAVE ADVISES ALL SHAREHOLDERS OF THE COMPANY TO READ THE PROXY STATEMENT AND OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THE PROXY SOLICITATION WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE UPON REQUEST.  REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS’ PROXY SOLICITOR, MORROW & CO. LLC, TOLL-FREE AT (800) 607-0088, BANKS AND BROKERS CALL COLLECT AT (203) 658-9400 OR EMAIL INFO@SAVEUSAT.COM.

The participants in the proxy solicitation are SAVE, Locke Partners I LLC (“Locke”), John S. Ioannou, Ajoy H. Karna, Rodman K. Reef, Andrew Salisbury, Craig W. Thomas, Bradley M. Tirpak, George Wallner, James W. Stuckert, Diane V. Stuckert, James W. Stuckert Revocable Trust U/A DTD 2/10/86 Amended & Restated 2/7/07 (the “JWS Trust”) and Diane V. Stuckert Revocable Trust U/A DTD 8/7/03 (the “DVS Trust”) (collectively, the “Participants”).

As of the close of business on April 27, 2012, SAVE owned directly 2,398,609 shares of Common Stock of the Company.  Locke, as the managing member of SAVE, may be deemed to beneficially own the 2,398,609 shares of Common Stock directly owned by SAVE  Each of Messrs. Tirpak and Thomas, as co-managing members of Locke, may be deemed to beneficially own the 2,398,609 shares of Common Stock directly owned by SAVE

As of the close of business on April 27, 2012, Mr. Tirpak directly owned 134,130 shares of Common Stock and 1,000 shares of Series A Convertible Preferred Stock of the Company, convertible into 10 shares of Common Stock.

As of the close of business on April 27, 2012, the JWS Trust owned directly 200,000 shares of Common Stock, the DVS Trust owned directly 300,000 shares of Common Stock and Mr. Stuckert owned directly 12,000 shares of Common Stock.  Mr. Stuckert may be deemed to beneficially own the 200,000 shares of Common Stock directly owned by the JWS Trust and Mrs. Stuckert may be deemed to beneficially own the 300,000 shares of Common Stock directly owned by the DVS Trust.

As members of a “group” for the purposes of Rule 13d-5(b)(1) of the Securities Exchange Act of 1934, as amended, each of the Participants is deemed to beneficially own the securities of the Company beneficially owned in the aggregate by the other Participants. Each of the Participants disclaims beneficial ownership of such securities except to the extent of his or its pecuniary interest therein.

www.SAVEUSAT.com

Contact:

Morrow & Co., LLC
Tom Ball
John Ferguson
(203) 658-9400

INFO@SAVEUSAT.COM

Item 2:  On May 3, 2012, S.A.V.E. Partners IV, LLC issued the following press release:

SHAREHOLDER ADVOCATES FOR VALUE ENHANCEMENT (SAVE)

COMMENTS ON LAWSUIT FILED BY USA TECHNOLOGIES, INC.

AGAINST SAVE

GREENWICH, CT, May 3, 2012 – S.A.V.E. Partners IV, LLC, its nominees and certain other shareholders are members of a group (“SAVE”) that collectively owns 3,044,739 shares of common stock of USA Technologies, Inc. (“USAT” or the “Company”) (NASDAQ: USAT), representing approximately 9.3% of the Company’s outstanding shares. Today, SAVE commented on the lawsuit filed by the Company against SAVE and its nominees in the United States District Court for the Eastern District of Pennsylvania:

Earlier today, USAT sued SAVE and its nominees in federal court in an effort to, among other things, prevent SAVE from disseminating materials to shareholders that USAT claimed were, among other things, disparaging.  SAVE is incredulous at USAT’s attempt to disrupt shareholder democracy and prohibit its largest shareholder’s voice from being heard.  We urge all shareholders to contact the Board and tell them to stop wasting shareholders’ money and allow shareholders to decide the future of their Company for themselves.

The directors of the Company are:  Stephen P. Herbert; Steven D. Barnhart; Jack E. Price; Joel Brooks; Douglas M. Lurio; Frank A. Petito, III, Steve G. Illes; Deborah G. Arnold; and Albin F. Moschner.

SAVE has nothing to hide and intends to make USAT’s complaint available on its website, www.SAVEUSAT.com.

www.SAVEUSAT.com

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CERTAIN INFORMATION CONCERNING PARTICIPANTS

S.A.V.E. Partners IV, LLC (“SAVE”), together with the other participants named herein, intends to make a preliminary filing with the Securities and Exchange Commission (“SEC”) of a proxy statement and an accompanying WHITE proxy card to be used to solicit votes in connection with the solicitation of proxies for the election of individuals to the Board of Directors of USA Technologies, Inc. (the “Company”) at the 2012 annual meeting of shareholders of the Company.

SAVE ADVISES ALL SHAREHOLDERS OF THE COMPANY TO READ THE PROXY STATEMENT AND OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THE PROXY SOLICITATION WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE UPON REQUEST.  REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS’ PROXY SOLICITOR, MORROW & CO. LLC, TOLL-FREE AT (800) 607-0088, BANKS AND BROKERS CALL COLLECT AT (203) 658-9400 OR EMAIL INFO@SAVEUSAT.COM.

The participants in the proxy solicitation are SAVE, Locke Partners I LLC (“Locke”), John S. Ioannou, Ajoy H. Karna, Rodman K. Reef, Andrew Salisbury, Craig W. Thomas, Bradley M. Tirpak, George Wallner, James W. Stuckert, Diane V. Stuckert, James W. Stuckert Revocable Trust U/A DTD 2/10/86 Amended & Restated 2/7/07 (the “JWS Trust”) and Diane V. Stuckert Revocable Trust U/A DTD 8/7/03 (the “DVS Trust”) (collectively, the “Participants”).

As of the close of business on May 2, 2012, SAVE owned directly 2,398,609 shares of Common Stock of the Company.  Locke, as the managing member of SAVE, may be deemed to beneficially own the 2,398,609 shares of Common Stock directly owned by SAVE  Each of Messrs. Tirpak and Thomas, as co-managing members of Locke, may be deemed to beneficially own the 2,398,609 shares of Common Stock directly owned by SAVE

As of the close of business on May 2, 2012, Mr. Tirpak directly owned 134,130 shares of Common Stock and 1,000 shares of Series A Convertible Preferred Stock of the Company, convertible into 10 shares of Common Stock.

As of the close of business on May 2, 2012, the JWS Trust owned directly 200,000 shares of Common Stock, the DVS Trust owned directly 300,000 shares of Common Stock and Mr. Stuckert owned directly 12,000 shares of Common Stock.  Mr. Stuckert may be deemed to beneficially own the 200,000 shares of Common Stock directly owned by the JWS Trust and Mrs. Stuckert may be deemed to beneficially own the 300,000 shares of Common Stock directly owned by the DVS Trust.

As members of a “group” for the purposes of Rule 13d-5(b)(1) of the Securities Exchange Act of 1934, as amended, each of the Participants is deemed to beneficially own the securities of the Company beneficially owned in the aggregate by the other Participants. Each of the Participants disclaims beneficial ownership of such securities except to the extent of his or its pecuniary interest therein.

www.SAVEUSAT.com

Contact:

Morrow & Co., LLC
Tom Ball
John Ferguson
(203) 658-9400

INFO@SAVEUSAT.COM

Item 3:  The following materials were posted by S.A.V.E. Partners IV, LLC to http://www.saveusat.com:

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CERTAIN INFORMATION CONCERNING PARTICIPANTS

S.A.V.E. Partners IV, LLC, a Delaware limited liability company (“SAVE”), together with the other participants named herein, intends to make a preliminary filing with the Securities and Exchange Commission (“SEC”) of a proxy statement and an accompanying WHITE proxy card to be used to solicit votes in connection with the solicitation of proxies for the election of individuals to the Board of Directors of USA Technologies, Inc. (the “Company”) at the 2012 annual meeting of shareholders of the Company.

SAVE ADVISES ALL SHAREHOLDERS OF THE COMPANY TO READ THE PROXY STATEMENT AND OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THE PROXY SOLICITATION WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE UPON REQUEST.  REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS’ PROXY SOLICITOR, MORROW & CO. LLC, TOLL-FREE AT (800) 607-0088, BANKS AND BROKERS CALL COLLECT AT (203) 658-9400 OR EMAIL INFO@SAVEUSAT.COM.

The participants in the proxy solicitation are SAVE, Locke Partners I LLC (“Locke”), John S. Ioannou, Ajoy H. Karna, Rodman K. Reef, Andrew Salisbury, Craig W. Thomas, Bradley M. Tirpak, George Wallner, James W. Stuckert, Diane V. Stuckert, James W. Stuckert Revocable Trust U/A DTD 2/10/86 Amended & Restated 2/7/07 (the “JWS Trust”) and Diane V. Stuckert Revocable Trust U/A DTD 8/7/03 (the “DVS Trust”) (collectively, the “Participants”).

As of the close of business on May 2, 2012, SAVE owned directly 2,398,609 shares of Common Stock of the Company.  Locke, as the managing member of SAVE, may be deemed to beneficially own the 2,398,609 shares of Common Stock directly owned by SAVE  Each of Messrs. Tirpak and Thomas, as co-managing members of Locke, may be deemed to beneficially own the 2,398,609 shares of Common Stock directly owned by SAVE

As of the close of business on May 2, 2012, Mr. Tirpak directly owned 134,130 shares of Common Stock and 1,000 shares of Series A Convertible Preferred Stock of the Company, convertible into 10 shares of Common Stock.

As of the close of business on May 2, 2012, the JWS Trust owned directly 200,000 shares of Common Stock, the DVS Trust owned directly 300,000 shares of Common Stock and Mr. Stuckert owned directly 12,000 shares of Common Stock.  Mr. Stuckert may be deemed to beneficially own the 200,000 shares of Common Stock directly owned by the JWS Trust and Mrs. Stuckert may be deemed to beneficially own the 300,000 shares of Common Stock directly owned by the DVS Trust.

As members of a “group” for the purposes of Rule 13d-5(b)(1) of the Securities Exchange Act of 1934, as amended, each of the Participants is deemed to beneficially own the securities of the Company beneficially owned in the aggregate by the other Participants. Each of the Participants disclaims beneficial ownership of such securities except to the extent of his, her or its pecuniary interest therein.